DREYFUS DISCIPLINED MIDCAP STOCK FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of the Dreyfus Disciplined Midcap Stock Fund for the 12-month reporting period ended October 31, 1997, as shown in the following table:
                                                      Total Return*
                                                      ____________
            Investor Shares                              38.40%
            Restricted Shares                            38.88%
            Standard & Poor's MidCap 400 Index**         32.67%

Economic Review
    The U.S. economy has registered a step-up in growth in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.
    Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.
    Real Gross Domestic Product growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand has reached new highs. Most incoming signals support sustained growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.
    Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.
Market Overview
    Even though the equity markets stumbled badly in late October, the fiscal year ended October 31, 1997 saw solid gains. For the same 12-month period, as measured by price changes alone, excluding income, the Dow Jones Industrial Average gained 23.58%, the Standard & Poor's 500 Composite Stock Price Index 29.96%, the Nasdaq Composite 30.43% and the Russell 2000 Index, 27.52%. These gains were after the drop that occurred the last week of October, and before counting the rebound that occurred in the first week of November.
    In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalization, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.
    As autumn leaves began to turn, the stock market as a whole regained its wind - but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source - the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.

    Richard Hoey, Chief Economist for The Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.
    When the Dow Jones Index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.
    The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but fell less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.
    The influx of investors into stocks when prices dipped was a good augury for the future. The American investing public appears to be convinced that equities are a good place to put money for the long term, when their prices are attractive, despite the recent volatility of the market averages. Portfolio Review
    The Fund's outperformance of the S&P MidCap 400 Index was achieved while maintaining our sector-neutral policy. The primary source of outperformance was individual stock selection achieved through adherence to our quantitative valuation process. The Fund generally benefited from its exposure to companies that had price/earnings characteristics that were modestly less than the performance benchmark.
    A number of companies in a broad array of industries contributed to the Fund's strong performance. Some of these firms include City National, Barnett Banks and Lehman Brothers Holdings in the financial services industry. In the consumer sector, regional department store operator Carson & Pirie Scott provided strong returns. Cort Business Services, along with independent power producer AES, also had a positive impact on returns. Finally, in the energy and basic industry sectors, Cliffs Drilling and Owens-Illinois added to the performance of the Fund.
    The year ahead will no doubt present more challenges. However, we hope to continue bringing you rewarding returns on your investment.
                              Sincerely,

                          [John R. O'Toole, C.F.A. signature logo]

                              John R. O'Toole, C.F.A.
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's MidCap 400 Index is a broad-based index of 400 companies and is a widely accepted, unmanaged index of medium-cap stock market performance.

DREYFUS DISCIPLINED MIDCAP STOCK FUND

OCTOBER 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED MIDCAP STOCK FUND
RESTRICTED SHARES AND THE STANDARD & POOR'S MIDCAP 400 INDEX
[Exhibit A:
Dollars
$21,343
Dreyfus Disciplined
Midcap Stock Fund
(Restricted Shares)
$19,320
Standard & Poor's
Midcap 400 Index*
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns

                       Investor Shares*                                           Restricted Shares*
_______________________________________________________        _______________________________________________________
Period Ended 10/31/97                                          Period Ended 10/31/97
_____________________                                          _____________________
1 Year                                        38.40%           1 Year                                     38.88%
From Inception (4/6/94)                       23.30            From Inception (11/12/93)                  21.04

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Restricted shares of Dreyfus Disciplined Midcap Stock Fund on 11/12/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's MidCap 400 Index on that date. For comparative purposes, the value of the Index on 10/31/93 is used as the beginning value on 11/12/93. All dividends and capital gain distributions are reinvested. Performance for Investor shares will vary from the performance of Restricted shares shown above due to differences in charges and expenses.
The Dreyfus Disciplined Midcap Stock Fund seeks investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's MidCap 400 Index. While the midcap market is the Fund's main focus, the Fund can also invest in other areas, such as stocks of smaller and larger corporations. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's MidCap 400 Index is a broad-based Index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall midcap stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* Effective August 15, 1997, the Fund's Institutional shares were redesignated as Investor shares and Retail shares were redesignated as Restricted shares.

DREYFUS DISCIPLINED MIDCAP STOCK FUND
STATEMENT OF INVESTMENTS                                                                               OCTOBER 31, 1997
Common Stocks-92.3%                                                                               Shares               Value
                                                                                                  ____________ ____________
             Basic Industries-7.1%  ABT Building Products....................                         5,500 (a)   $       99,000
                                    AptarGroup..................................                      3,800              208,763
                                    Centex Construction Products................                      6,400              198,400
                                    Cytec Industries............................                      9,100 (a)          443,625
                                    International Specialty Products............                     18,400 (a)          274,850
                                    Lennar......................................                      6,200              252,263
                                    Lubrizol....................................                      6,600              254,100
                                    Owens-Illinois..............................                      9,100 (a)          313,950
                                    Rohm & Haas.................................                      3,700              308,256
                                    SCI Systems.................................                      2,200 (a)           96,800
                                    Wausau Paper Mills..........................                     14,000              282,625
                                                                                                                    ____________
                                                                                                                       2,732,632
                                                                                                                    ____________
            Business Services-7.9%  BMC Software..........                                            8,000 (a)          483,000
                                    Billing Information Concepts................                      5,400 (a)          211,950
                                    Caribiner International.....................                      4,500 (a)          200,531
                                    Cort Business Services......................                      8,300 (a)          301,912
                                    Equifax.....................................                      7,800              242,287
                                    Harte-Hanks Communications..................                      3,700              128,575
                                    HealthCare COMPARE..........................                      5,200 (a)          279,500
                                    Mutual Risk Management......................                      7,800              202,313
                                    Paychex.....................................                     10,000              381,250
                                    SABRE Group Holdings, Cl. A.................                     11,000 (a)          291,500
                                    Snyder Communications.......................                     11,000 (a)          324,500
                                                                                                                    ____________
                                                                                                                       3,047,318
                                                                                                                    ____________
            Capital Spending-14.2%  Applied Materials.....                                           10,600 (a)          353,775
                                    CHS Electronics.............................                     13,100 (a)          320,131
                                    Case........................................                      4,000              239,250
                                    Cummins Engine..............................                      3,100              188,906
                                    DST Systems.................................                      4,800 (a)          169,500
                                    Dallas Semiconductor........................                      5,300              259,038
                                    Danaher.....................................                      6,500              356,281
                                    Kennametal..................................                      9,200              446,200
                                    Linear Technology...........................                      5,800              364,675
                                    Maxim Integrated Products...................                      6,300 (a)          417,375
                                    Solectron...................................                      5,200 (a)          204,100
                                    Stratus Computer............................                      8,500 (a)          300,687
                                    Tellabs.....................................                      8,100 (a)          437,400
                                    Timken......................................                      9,400              314,900
                                    VLSI Technology.............................                     11,300 (a)          334,762
                                    Waters......................................                      9,700 (a)          426,800
                                    Western Digital.............................                     11,200 (a)          335,300
                                                                                                                    ____________
                                                                                                                       5,469,080
                                                                                                                    ____________
           Consumer Cyclical-13.6%  Applebees International.........                                  4,900              108,719
                                    Bed Bath & Beyond...........................                      5,300 (a)          168,275
                                    Borg-Warner Automotive......................                      3,800              207,100
                                    Bowne & Co..................................                      9,000              313,875
                                    Callaway Golf...............................                      7,000              225,750

DREYFUS DISCIPLINED MIDCAP STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          OCTOBER 31, 1997
Common Stocks (continued)                                                                         Shares               Value
                                                                                               ____________         ____________
     Consumer Cyclical (continued)  Carson & Pirie Scott................                              5,200 (a)    $     250,575
                                    Family Dollar Stores........................                     10,350              243,225
                                    Furniture Brands International..............                     11,800 (a)          197,650
                                    Harley-Davidson.............................                      7,800              216,450
                                    IHOP........................................                      5,500 (a)          185,625
                                    King World Productions......................                      2,200              103,950
                                    Leggett & Platt.............................                      8,500              354,875
                                    McClatchy Newspapers, Cl. A.................                      1,800               59,062
                                    Nautica Enterprises.........................                      6,600 (a)          175,725
                                    Payless ShoeSource..........................                      4,100 (a)          228,575
                                    Proffitts...................................                     12,000 (a)          344,250
                                    Pulitzer Publishing.........................                      3,600              193,950
                                    Quality Food Centers........................                      5,000 (a)          238,125
                                    Ross Stores.................................                      9,600              358,800
                                    Ruby Tuesday................................                      7,500 (a)          203,906
                                    TJX Cos.....................................                     12,800              379,200
                                    V.F.........................................                      4,300              384,312
                                    Washington Post, Cl. B......................                        300              130,200
                                                                                                                    ____________
                                                                                                                       5,272,174
                                                                                                                    ____________
             Consumer Staples-4.3%  Alberto-Culver, Cl. B........                                     5,800              175,088
                                    DEKALB Genetics B.......                                          6,300              226,013
                                    Hormel Foods...................                                   6,400              192,400
                                    IBP...................                                            5,100              118,256
                                    Interstate Bakeries...................                            5,600              357,700
                                    Lancaster Colony...................                               2,900              143,550
                                    Polaroid...................                                       5,450              244,909
                                    Universal Foods...................                                4,800              189,300
                                                                                                                    ____________
                                                                                                                       1,647,216
                                                                                                                    ____________
                       Energy-9.2%  Cliffs Drilling...................                                5,500 (a)          399,781
                                    Cooper Cameron...................                                 4,500 (a)          325,125
                                    Helmerich & Payne...................                              4,700              379,231
                                    Keyspan Energy...................                                 6,400              198,800
                                    MAPCO...................                                          5,100              168,300
                                    National Fuel Gas...................                              7,100              313,288
                                    Noble Drilling...................                                12,300 (a)          437,418
                                    Ocean Energy...................                                   6,800 (a)          419,900
                                    Rowan Cos...................                                     10,300 (a)          400,413
                                    Sun...................                                           12,600              504,787
                                                                                                                    ____________
                                                                                                                       3,547,043
                                                                                                                    ____________
             Financial-15.7%        American Bankers Insurance...................                     6,600              246,675
                                    American National Insurance...................                    2,300              220,800
                                    Associated Banc-Corp...................                           8,500              426,063
                                    Bear Stearns Cos...................                               7,700              305,594
                                    CMAC Investment...................                                4,300              235,156
                                    City National...................                                 13,200              396,825
                                    Cullen/Frost Bankers...................                           7,100              358,550
                                    First Commercial..................                                9,000              445,500

DREYFUS DISCIPLINED MIDCAP STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           OCTOBER 31, 1997
Common Stocks (continued)                                                                          Shares              Value
                                                                                               ____________         ____________
             Financial (continued)  First of America Bank...................                          4,350        $     242,513
                                    FIRSTPLUS Financial Group...................                      2,800 (a)          154,000
                                    Imperial Bancorp...................                               1,700 (a)           74,163
                                    Lehman Brothers Holdings...................                       7,000              329,437
                                    North Fork Bancorp...................                            14,000              412,125
                                    Old Republic International...................                     7,900              282,425
                                    PMI Group...................                                      5,100              308,231
                                    Provident Financial Group...................                      8,300              381,800
                                    Regions Financial...................                              7,000              257,250
                                    RenaissanceRe Holdings...................                         4,800              208,800
                                    SouthTrust...................                                     9,700              465,600
                                    T. Rowe Price Associates...................                       4,900              324,625
                                                                                                                    ____________
                                                                                                                       6,076,132
                                                                                                                    ____________
                  Health Care-7.9%  Ballard Medical Products...................                      13,100              295,569
                                    Bard (C.R.)...................                                   11,600              321,900
                                    Biogen...................                                         6,700 (a)          224,450
                                    Biomet...................                                        13,100 (a)          326,681
                                    DENTSPLY International...................                         8,000              227,000
                                    DePuy...................                                          8,600 (a)          220,375
                                    Elan, A.D.S ...................                                   8,500 (a)          423,938
                                    Serologicals...................                                   6,000 (a)          138,000
                                    STERIS......................................                      9,200 (a)          365,700
                                    Watson Pharmaceuticals...................                        16,200 (a)          514,350
                                                                                                                    ____________
                                                                                                                       3,057,963
                                                                                                                    ____________
             Mining And Metals-.7%  Alumax......................................                      1,600 (a)           52,000
                                    Cleveland-Cliffs...................                               1,600               69,500
                                    Cyprus Amax Minerals...................                           6,600              138,188
                                                                                                                    ____________
                                                                                                                         259,688
                                                                                                                    ____________
               Transportation-1.7%  Comair Holdings...................                                9,100              334,425
                                    Trico Marine Services...................                          8,700 (a)          319,725
                                                                                                                    ____________
                                                                                                                         654,150
                                                                                                                    ____________
             Utilities-10.0%        AES......................................                         8,200 (a)          324,925
                                    Boston Edison...................                                 13,800              435,563
                                    CalEnergy...................                                     11,000 (a)          376,750
                                    Century Telephone Enterprises....                                12,600              534,713
                                    Commonwealth Energy Systems...................                   17,800              509,525
                                    DQE......................................                         8,700              269,156
                                    GPU......................................                        12,100              437,869

DREYFUS DISCIPLINED MIDCAP STOCK FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          OCTOBER 31, 1997
Common Stocks (continued)                                                                        Shares               Value
                                                                                               ____________         ____________
             Utilities (continued)  Illinova...................                                      12,100        $     269,225
                                    PECO Energy...................                                    8,000              181,500
                                    Pinnacle West Capital...................                         11,200              389,900
                                    US Cellular...................                                    4,800 (a)          156,000
                                                                                                                    ____________
                                                                                                                       3,885,126
                                                                                                                    ____________
                                    TOTAL COMMON STOCKS
                                      (cost $29,201,818)...................                                          $35,648,522
                                                                                                                    ============
                                                                                                 Principal
Short-Term Investments-6.3%                                                                       Amount
                                                                                               ____________
          Repurchase Agreements-6.2%  Goldman Sachs & Company, Tri-
                                        Party Repurchase Agreement,
                                        5.67% dated 10/31/1997 to be
                                        repurchased at $2,404,166 on
                                        11/3/1997, collateralized by
                                        $2,568,000 U.S. Treasury Bills
                                        due 9/17/1998...................                       $..2,403,411         $  2,403,411
             U.S. Treasury Bills-.1%  4.91%, 12/18/1997...................                           40,000 (b)           39,744
                                                                                                                    ____________
                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $2,443,170)...................                                          $  2,443,155
                                                                                                                    ============
TOTAL INVESTMENTS (cost $31,644,988)...................   ........................                    98.6%          $38,091,677
                                                                                                    =======        =============
CASH AND RECEIVABLES (NET)...................      .................................                   1.4%        $     524,316
                                                                                                    =======        =============
NET ASSETS.......................................................................................... 100.0%          $38,615,993
                                                                                                    =======        =============
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Partially held by custodian in a segregated account as collateral for open futures position.

STATEMENT OF FINANCIAL FUTURES                                                                OCTOBER 31, 1997
                                                                       Market Value                         Unrealized
                                                                         Covered                          (Depreciation)
Financial Futures:                                        Contracts    by Contracts        Expiration      at 10/31/97
_______________                                         ____________  _____________        ______________  _____________
Midcap 400...................................                9          $1,441,575          December '97    ($56,175)
                                                                                                           =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED MIDCAP STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                        OCTOBER 31, 1997
                                                                                                  Cost              Value
                                                                                             ____________       ____________
ASSETS:                          Investments in securities-See Statement of Investments       $31,644,988        $38,091,677
                                 Cash.......................................                                         558,101
                                 Receivable for investment securities sold..                                         699,943
                                 Dividends and interest receivable..........                                          46,144
                                 Receivable for futures variation margin-Note 1(d)                                    30,375
                                 Receivable for shares of Capital Stock subscribed                                    28,591
                                                                                                                ____________
                                                                                                                  39,454,831
                                                                                                                ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        37,843
                                 Due to Distributor.........................                                             151
                                 Payable for investment securities purchased                                         689,540
                                 Payable for shares of Capital Stock redeemed                                        111,215
                                 Commitment fees payable....................                                              89
                                                                                                                ____________
                                                                                                                     838,838
                                                                                                                ____________
NET ASSETS..................................................................                                     $38,615,993
                                                                                                                ============
REPRESENTED BY:                  Paid-in capital............................                                     $26,245,924
                                 Accumulated undistributed investment income-net61,954
                                 Accumulated net realized gain (loss) on investments                               5,917,601
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments [including ($56,175) net unrealized
                                 .        (depreciation) on financial futures]-Note 3                              6,390,514
                                                                                                                ____________
NET ASSETS..................................................................                                     $38,615,993
                                                                                                                ============
                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                                                Investor         Restricted
                                                                                                 Shares           Shares
                                                                                             ____________       ____________
Net Assets..................................................................                   $6,847,411        $31,768,582
Shares Outstanding..........................................................                      402,416          1,864,999
NET ASSET VALUE PER SHARE...................................................                       $17.02             $17.03
                                                                                                  =======            =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED MIDCAP STOCK FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends.............................                 $   346,078
                                 Interest...................................                      93,118
                                                                                             ___________
                                       Total Income.........................                                       $   439,196
EXPENSES:                        Management fee-Note 2(a)...................                     318,694
                                 Distribution fees (Investor Shares)-Note 2(b)                     9,591
                                 Loan commitment fees-Note 4................                         370
                                                                                             ___________
                                       Total Expenses.......................                                           328,655
                                                                                                                   ___________
INVESTMENT INCOME-NET.......................................................                                           110,541
                                                                                                                   ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                  $5,918,267
                                 Net realized gain (loss) on financial futures                       330
                                                                                             ___________
                                       Net Realized Gain (Loss).............                                         5,918,597
                                 Net unrealized appreciation (depreciation) on investments
                                     [including ($56,175) net unrealized (depreciation) on
                                     financial futures].....................                                         3,500,980
                                                                                                                   ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         9,419,577
                                                                                                                   ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $9,530,118
                                                                                                                   ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED MIDCAP STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended          Year Ended
                                                                                     October 31, 1997(1)  October 31, 1996(2)
                                                                                       _________________   _________________
OPERATIONS:
  Investment income-net...............................................                    $      110,541     $        71,325
  Net realized gain (loss) on investments.............................                         5,918,597           2,762,632
  Net unrealized appreciation (depreciation) on investments...........                         3,500,980             580,279
                                                                                            ____________        ____________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                         9,530,118           3,414,236
                                                                                            ____________        ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Investor shares...................................................                            (1,586)            (13,773)
    Restricted shares.................................................                           (62,895)            (71,135)
  Net realized gain on investments:
    Investor shares...................................................                          (493,147)            (82,775)
    Restricted shares.................................................                        (2,268,268)           (513,426)
                                                                                            ____________        ____________
      Total Dividends.................................................                        (2,825,896)           (681,109)
                                                                                            ____________        ____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Investor shares...................................................                         5,620,898           10,484,621
    Restricted shares.................................................                        93,962,959          14,547,685
  Dividends reinvested:
    Investor shares...................................................                           477,790              94,778
    Restricted shares.................................................                         2,107,559             560,917
  Cost of shares redeemed:
    Investor shares...................................................                        (3,018,397)         (9,412,409)
    Restricted shares.................................................                       (86,087,710)        (13,705,922)
                                                                                            ____________        ____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions                       13,063,099           2,569,670
                                                                                            ____________        ____________
        Total Increase (Decrease) in Net Assets.......................                        19,767,321           5,302,797
NET ASSETS:
  Beginning of Period.................................................                        18,848,672          13,545,875
                                                                                            ____________        ____________
  End of Period.......................................................                      $ 38,615,993        $ 18,848,672
                                                                                            ============        ============
Undistributed investment income-net...................................                   $        61,954     $        15,894
                                                                                            ____________        ____________
                                                                                                Shares              Shares
                                                                                            ____________        ____________
CAPITAL SHARE TRANSACTIONS:
    Investor Shares
    _______________
    Shares sold.......................................................                           331,624             790,094
    Shares issued for dividends reinvested............................                            37,543               7,750
    Shares redeemed...................................................                          (189,963)           (693,523)
                                                                                            ____________        ____________
      Net Increase (Decrease) in Shares Outstanding...................                           179,204             104,321
                                                                                            ============        ============
    Restricted Shares
    _________________
    Shares sold.......................................................                         5,925,097           1,093,321
    Shares issued for dividends reinvested............................                           165,161              46,164
    Shares redeemed...................................................                        (5,314,562)         (1,068,009)
                                                                                            ____________        ____________
      Net Increase (Decrease) in Shares Outstanding...................                           775,696              71,476
                                                                                            ============        ============
(1)  Effective August 15, 1997, Institutional Class shares were redesignated as Investor shares and Retail Class shares were redesignated as Restricted shares.
(2)  Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS DISCIPLINED MIDCAP STOCK FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Investor Shares
                                                                         ____________________________________________
                                                                                     Year Ended October 31,
                                                                         ____________________________________________
PER SHARE DATA:                                                            1997(1)    1996(2)       1995         1994(3,4)
                                                                         ______      ______       ______     ________
    Net asset value, beginning of period..................               $14.36      $11.92        $9.75       $10.00
                                                                         ______      ______       ______       ______
    Investment Operations:
    Investment income-net.................................                  .02         .04          .09          .05
    Net realized and unrealized gain (loss)
      on investments......................................                 4.79        2.98         2.17         (.26)
                                                                         ______      ______       ______       ______
    Total from Investment Operations......................                 4.81        3.02         2.26         (.21)
                                                                         ______      ______       ______       ______
    Distributions:
    Dividends from investment income-net..................                 (.01)       (.05)        (.09)        (.04)
    Dividends from net realized gain on investments.......                (2.14)       (.53)          .-           .-
                                                                         ______      ______       ______       ______
    Total Distributions...................................                (2.15)       (.58)        (.09)        (.04)
                                                                         ______      ______       ______       ______
    Net asset value, end of period........................               $17.02      $14.36       $11.92      $  9.75
                                                                         ======      ======       ======       ======
TOTAL INVESTMENT RETURN...................................                38.40%      26.29%       23.39%       (2.06%)(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............                 1.35%       1.35%        1.35%         .80%(5)
    Ratio of net investment income
      to average net assets...............................                  .16%        .28%         .86%         .42%(5)
    Portfolio Turnover Rate...............................                81.87%      90.93%       71.00%       83.00%(5)
    Average commission rate paid (6)......................               $.0544      $.0390           .-           .-
    Net Assets, end of period (000's Omitted).............               $6,847      $3,205       $1,417          $54
(1)  Effective August 15, 1997, Institutional shares were redesignated as Investor shares.
(2)  Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares.
(3)  The Fund commenced selling Investor shares on April 6, 1994.
(4)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(5)  Not annualized.
(6)  For fiscal years beginning on November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED MIDCAP STOCK FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Restricted Shares
                                                                        ____________________________________________
                                                                                    Year Ended October 31,
                                                                        ____________________________________________
PER SHARE DATA:                                                           1997(1)    1996(2)      1995          1994(3,4)
                                                                        ______       ______      ______     ________
    Net asset value, beginning of period.................               $14.36       $11.92     $  9.76       $10.00
                                                                        ______       ______      ______       ______
    Investment Operations:
    Investment income-net................................                  .05          .07         .12          .09(5)
    Net realized and unrealized gain (loss)
      on investments.....................................                 4.80         2.98        2.16         (.27)
                                                                        ______       ______      ______       ______
    Total from Investment Operations.....................                 4.85         3.05        2.28         (.18)
                                                                        ______       ______      ______       ______
    Distributions:
    Dividends from investment income-net.................                 (.04)        (.08)       (.12)        (.06)
    Dividends from net realized gain on investments......                (2.14)        (.53)         .-           .-
                                                                        ______       ______      ______       ______
    Total Distributions..................................                (2.18)        (.61)       (.12)        (.06)
                                                                        ______       ______      ______       ______
    Net asset value, end of period.......................              $17.03        $14.36      $11.92      $  9.76
                                                                        ======       ======      ======       ======
TOTAL INVESTMENT RETURN..................................                38.88%       26.61%      23.57%       (1.77%)(6)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..............                 1.10%        1.10%       1.10%        1.13%(6,7)
    Ratio of net investment income
      to average net assets..............................                  .42%         .57%       1.11%         .95%(6)
    Portfolio Turnover Rate..............................                81.87%       90.93%      71.00%       83.00%(6)
    Average commission rate paid (8).....................               $.0544       $.0390          .-           .-
    Net Assets, end of period (000's Omitted)............              $31,769      $15,644     $12,129     $ 18,169
(1)  Effective August 15, 1997, Retail shares were redesignated as Restricted shares.
(2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares.
(3)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
Mellon Bank, N.A. served as the Fund's investment manager.
(4)  The Fund commenced operations on November 12, 1993. Any shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
(5)  Net investment income before reimbursement of expenses by investment adviser for the period ended October 31, 1994 was $.06.
(6)  Not annualized.
(7)  Net annualized expense ratio before voluntary reimbursement of expenses by the investment adviser for the period ended
October 31, 1994 was 1.48%.
(8)  For fiscal years beginning on November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS DISCIPLINED MIDCAP STOCK FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Disciplined Midcap Stock Fund (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor's 400 Midcap Index. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. Effective August 15, 1997, Institutional shares were redesignated as Investor shares and Retail shares were redesignated as Restricted shares. The Fund is authorized to issue 82 million of $.001 par value Capital Stock. The Fund currently offers two classes of shares:
Investor (22 million shares authorized) and Restricted (60 million shares authorized). Investor shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor and Restricted shares are offered to any investor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

DREYFUS DISCIPLINED MIDCAP STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1997, and their unrealized depreciation are set forth in the Statement of Financial Futures.
    (e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On November 4, 1997, the Board of Directors declared dividends from net investment income to the Investor and Restricted shares in the amount of $.004 per share and $.014 per share, respectively, payable on November 5, 1997 to shareholders of record on November 4, 1997.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.
    (b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing
DREYFUS DISCIPLINED MIDCAP STOCK FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended October 31, 1997, the Fund was charged $9,591 for the Investor shares pursuant to the Plan.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1997 amounted to $29,884,075 and $22,368,118, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $6,390,514, consisting of $7,482,996 gross unrealized appreciation and $1,092,482 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 5-SUBSEQUENT EVENT:
    On November 20, 1997, shareholders approved a reorganization, effective January 15, 1998, in which the Fund's name will be changed to Dreyfus Premier Midcap Stock Fund. The Fund will offer four classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares will be subject to an initial sales charge at the time of purchase and Class B and C shares will be subject to contingent deferred sales charges. Former Investor shares will be redesignated as Class A shares and former Restricted shares will be redesignated as Class R shares. Holders of Investor shares will continue to be eligible to purchase Class A shares at NAV (without an initial sales charge) and holders of Restricted shares will continue to be eligible to purchase these shares.


DREYFUS DISCIPLINED MIDCAP STOCK FUND
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, and statement of financial futures, of Dreyfus Disciplined Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodi an and brokers. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Midcap Stock Fund of The Dreyfus/Laurel
Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick signature logo]

New York, New York
December 17, 1997

DREYFUS DISCIPLINED MIDCAP STOCK FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $1.279 per share as a long-term capital gain distribution of the $2.135 per share paid on December 16, 1996.
    The Fund also designates 17.42% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS DISCIPLINED
MIDCAP STOCK FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                       330/730AR9710
Disciplined Midcap
Stock Fund
Annual Report
October 31, 1997
Registration Mark
[Dreyfus logo]